UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2023

Concord Acquisition Corp III

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41013 (Commission File Number)	86-2171699 (I.R.S. Employer Identification No.)
477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 883-4330 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CNDB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2023, Concord Acquisition Corp III, a Delaware corporation (the “Company”) enterd into a business combination agreement (the “Business Combination Agreement”) with GCT Semiconductor, Inc., a Delaware corporation (“GCT”), and Gibraltar Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”).

Pursuant to the Business Combination Agreement, the parties will consummate a business combination transaction pursuant to which Merger Sub will merge with and into GCT, with GCT surviving the merger as a wholly-owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions” and the closing of the Transactions, the “Closing”). In connection with the Closing, it is expected that the Company will change its name to GCT Semiconductor Holding, Inc. and is referred to herein as “New CND” as of the time following such change of name.

The proposed Merger is expected to be consummated after receipt of the required approvals by the stockholders of the Company and stockholders of GCT and the satisfaction or waiver of certain other customary conditions, as summarized below.

Business Combination Agreement

Consideration

The aggregate equity consideration to be paid to GCT’s stockholders and other equity holders in the Transactions (the “Aggregate Transaction Consideration”) will be equal to the quotient of (i) the Company Value (as defined below) divided by (ii) $10.00. Immediately prior to the Closing, all of the outstanding principal and accrued interest under the outstanding promissory notes issued by GCT that can be converted into shares of GCT common stock will be so converted in accordance with their terms. The “Company Value” means an amount equal to $350 million, minus the amount of indebtedness of GCT immediately prior to the Closing, plus the amount of GCT’s cash and cash equivalents immediately prior to the Closing (with standard exceptions), plus the aggregate exercise price of all “in-the-money” warrants of GCT outstanding immediately prior to the Closing.

At the Closing, each share of common stock of GCT that is issued and outstanding immediately prior to the effective time of the Merger (other than Dissenting Shares, as defined in the Business Combination Agreement) will be cancelled and converted into the right to receive a number of shares of New CND common stock equal to an exchange ratio determined by dividing the number of shares of common stock of New CND, par value $0.0001 per share (“New CND common stock”), constituting the Aggregate Transaction Consideration by the Company Fully-Diluted Number (as defined in the Business Combination Agreement).

At the Closing, each Assumed Company Option and Assumed Company Warrant (each as defined in the Business Combination Agreement), will be assumed and exercisable post-Closing for such number of shares of New CND common stock in the manner set forth in the Business Combination Agreement.

At the Closing, each award of restricted stock units relating to a share of GCT common stock granted under GCT’s existing equity plans will automatically be converted into an award of restricted stock units covering the number of shares of New CND common stock in the manner set forth in the Business Combination Agreement.

Earnout

Following the Closing, New CND will issue up to an aggregate of 20,000,000 additional shares of New CND common stock to the stockholders of GCT as of immediately prior to the Closing and the PIPE Investors and/or CVT Investors (as such terms are defined below) if the volume weighted average price (the “VWAP”) of the shares of New CND common stock equals or exceeds certain minimum share prices at any time during the period starting 60 days following the Closing and expiring on the fifth anniversary of the Closing (the “Earnout Period”), as follows:

•	6,666,667 shares if the VWAP of the shares of New CND common stock equals or exceeds $12.50 for any 20 trading days within a period of 30 consecutive trading days during the Earnout Period;

•	6,666,666 shares if the VWAP of the shares of New CND common stock equals or exceeds $15.00 for any 20 trading days within a period of 30 consecutive trading days during the Earnout Period; and

•	6,666,667 shares if the VWAP of the shares of New CND common stock equals or exceeds $17.50 for any 20 trading days within a period of 30 consecutive trading days during the Earnout Period.

Such shares will also become issuable under certain circumstances if a “change of control” of New CND occurs prior to the applicable earnout expiration date and the price per share in the change of control equals or exceeds the applicable price target.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which will terminate and be of no further force and effect as of the Closing.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, including by obtaining necessary approvals from governmental agencies as applicable, (iii) prohibitions on the parties soliciting alternative transactions, (iv) the parties preparing and the Company filing a registration statement on Form S-4 (the “Form S-4”) with the Securities and Exchange Commission (the “SEC”) and taking certain actions to obtain the requisite approval of the Company’s stockholders to vote in favor of certain matters (the “Company Stockholder Matters”), including the adoption and approval of the Business Combination Agreement and the Transactions, at a special meeting to be called therefor (the “Company Stockholders’ Meeting”), (v) GCT using reasonable best efforts to prepare and deliver certain financial statements required to be included in the Form S-4 (the “Required Financials”), (vi) the parties’ efforts to obtain commitments from additional investors as to the Financings (as defined below) and to consummate the Financings and (vii) the protection of, and access to, confidential information of the parties.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions, including, among others: (i) approval by the Company’s and GCT’s respective stockholders, (ii) no law, regulation, judgment, decree, executive order or award enjoining or prohibiting the consummation of the Transactions, (iii) the Company having at least $5,000,001 of net tangible assets upon the consummation of the Closing, (iv) the effectiveness of the Form S-4, (v) receipt of approval for listing on the New York Stock Exchange of the shares of New CND common stock to be issued in connection with the Transactions, (vi) no material adverse effect with respect to the Company or GCT having occurred and continuing, (vii) the accuracy of the parties’ respective representations and warranties (subject to specified materiality thresholds) and the material performance of the parties’ respective covenants and other obligations and (viii) the PIPE Investors (as defined below) having invested at least $25,000,000 in the PIPE Financing.

Termination

The Business Combination Agreement may be terminated at any time prior to the effective time of the Merger: (i) by mutual written consent of the Company and GCT; (ii) by either the Company or GCT (a) if the effective time of the Merger has not occurred prior to September 30, 2024 (or such later date as the Company’s deadline to consummate a business combination shall be extended to, if applicable) (the “Outside Date”), (b) if a governmental entity has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling that is final and nonappealable and has the effect of making the consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Merger, (c) (1) if, at the Company Stockholders’ Meeting, approval of the the Company Stockholder Matters is not obtained by reason of failure to obtain the requisite vote for approval or (2) if GCT does not deliver approval of the Transactions by the requisite holders of its capital stock within ten business days after the date of the Business Combination Agreement or (d) in the event of certain uncured breaches by the other party; or (iii) by the Company, by written notice to GCT, if the Required Financials have not been delivered to the Company by GCT within 45 days of the date of the Business Combination Agreement.

Transaction Expenses

GCT has agreed to, during the period between the date of the Business Combination Agreement and the Closing or the earlier termination of the Business Combination Agreement, pay for certain expenses incurred by GCT and the Company in connection with the Transactions that by their terms are to be paid prior to the Closing, including the SPAC Extension Expenses (as defined in the Business Combination Agreement), subject to certain limits set forth in the Business Combination Agreement.

The Company has agreed to use its reasonable best efforts to ensure that (i) the Company’s transaction expenses (excluding SPAC Extension Expenses) that are unpaid as of the Closing do not exceed $16,000,000 and (ii) the creditors and debtors of such unpaid transaction expenses of the Company enter into novation, waiver or similar agreements with the Company and/or Concord Sponsor Group III LLC, a Delaware limited liability company and the Company’s sponsor (the “Sponsor”), as applicable, so that the Company’s unpaid transaction expenses at the Closing do not exceed $16,000,000.

If the Closing occurs, New CND will pay for (i) all of GCT’s then unpaid transaction expenses, (ii) up to $16,000,000 of the Company’s then unpaid transaction expenses (excluding SPAC Extension Expenses) and (iii) the then unpaid SPAC Extension Expenses, subject to the aforementioned limitation and certain limits set forth in the Business Combination Agreement.

If the Closing does not occur, all expenses incurred by the parties in connection with the Transactions will be paid by the party that incurred such expenses; provided that if the Business Combination Agreement is terminated (i) for any reason if the Closing does not occur by the Outside Date, GCT will pay for 50% of the Company’s then unpaid transaction expenses, not to exceed $2,000,000 and (ii) as a result of a Terminating Company Breach (as defined in the Business Combination Agreement), the Company will pay for all of the Company’s then unpaid transaction expenses, not to exceed $5,000,000.

Related Agreements

Registration Rights Agreement

The Business Combination Agreement provides that, in connection with the Closing, New CND, certain stockholders of GCT and certain stockholders of the Company (including the Sponsor) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which New CND will agree to register for resale certain shares of New CND common stock and other equity securities that are held by the parties thereto from time to time.

Lock-Up Agreement

The Business Combination Agreement also provides that, in connection with the Closing, New CND and certain stockholders of GCT, including its directors, officers, affiliates and holders of more than 5% of outstanding shares of GCT common stock as of the Closing, will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which such stockholders will agree to not effect any sale or other transfer of New CND common stock, subject to certain customary exceptions set forth in the Lock-Up Agreement, during the period commencing at the Closing and ending on the earlier of (i) one year following the Closing, (ii) such date as New CND completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of New CND’s stockholders having the right to exchange their shares of New CND common stock for cash, securities or other property or (iii) the date on which the last sale price of the New CND common stock equals or exceeds $12.00 per share (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing.

PIPE Subscription Agreements; Convertible Note Financing

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase in a private placement an aggregate of 4,484,854 shares of New CND common stock (the “PIPE Shares”) at a purchase price of $6.67 per share and an aggregate purchase price of approximately $29.9 million (the “PIPE Financing”). The purchase of the PIPE Shares is conditioned upon, among other things, the consummation of the Transactions and will be consummated immediately prior to the Closing. The PIPE Shares to be issued pursuant to the PIPE Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration.

In addition, in connection with the execution of the Business Combination Agreement, GCT issued convertible promissory notes to certain investors (the “CVT Investors”), pursuant to which the CVT Investors committed to lending GCT up to an aggregate principal amount of $13.3 million (the “Note Financing” and, together with the PIPE Financing, the “Financings”), which notes will convert into shares of New CND common stock at a conversion price of $6.67 per share concurrently with the Closing.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company entered into a sponsor support agreement (the “Sponsor Support Agreement”) with GCT, the Sponsor and CA2 Co-Investment LLC (“CA2”). Pursuant to the Sponsor Support Agreement, the Sponsor and CA2 have, among other things, agreed to vote all of their shares of the Company’s common stock in favor of the approval of the Transactions, including the Merger, not to redeem any of their shares of the Company’s common stock and to waive their anti-dilution protections with respect to their shares of the Company’s Class B common stock.

In addition, the Sponsor and CA2 agreed that up to an aggregate of 1,920,375 shares of New CND common stock to be held by them at the Closing (collectively, the “Sponsor Earnout Shares”) will be unvested and subject to forfeiture as of the Closing and will only vest if, during the during the period starting 6 months following the Closing and expiring on the fifth anniversary of the Closing, with respect to one-third of the Sponsor Earnout Shares, the VWAP of New CND common stock equals or exceeds $12.50, with respect to one-third of the Sponsor Earnout Shares, the VWAP of New CND common stock equals or exceeds $15.00 and with respect to one-third of the Sponsor Earnout Shares, the VWAP of New CND common stock equals or exceeds $17.50, in each case for any 20 trading days within a period of 30 consecutive trading days and as such share price targets may be adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like. Any Sponsor Earnout Shares that remain unvested after the fifth anniversary of the Closing will be forfeited. The exact number of Sponsor Earnout Shares is determined based on the aggregate amount of (i) funds remaining in the Company’s trust account at the Closing, after giving effect to the exercise of redemption rights, (ii) any proceeds of the PIPE Financing that is not provided by existing stockholders of GCT or investors introduced by existing stockholders of GCT or by GCT or its affiliates and (iii) net proceeds available to New CND as of the Closing pursuant to any debt financing. If the aggregate of such amounts is equal to or greater than $40 million, then the maximum amount of 1,920,375 shares of New CND common stock to be held by the Sponsor and CA2 at the Closing will be deemed Sponsor Earnout Shares. Any portion of the 1,920,375 shares of New CND common stock to be held by the Sponsor and CA2 at the Closing that are not Sponsor Earnout Shares (the “Sponsor Unretained Earnout Shares”) may be allocated by GCT as described below.

The Sponsor and CA2 further agreed that (i) 1,399,107 shares of New CND common stock to be held by them at the Closing, (ii) any Sponsor Unretained Earnout Shares and (iii) up to an aggregate of 2,820,000 of the Company’s private placement warrants to be held by them at Closing (the “Incentive Warrants”), may be allocated by GCT to GCT’s existing stockholders and investors in the Financings, and transferred to such stockholders and investors at the Closing (without any vesting conditions). The exact number of Incentive Warrants is determined based on the aggregate amount of proceeds raised on or prior to the Closing pursuant to any (i) PIPE Financing in excess of $25,000,000 and (ii) Note Financing, in each case, that is provided by existing stockholders of GCT or investors introduced by existing stockholders of GCT or by GCT or its affiliates. If the aggregate of such amounts is equal to or greater than $25 million, then the maximum amount of 2,820,000 private placement warrants to be held by Sponsor and CA2 at Closing will be deemed Incentive Warrants.

The Sponsor and CA2 also agreed (i) to forfeit up to an additional 2,820,000 private placement warrants held by them, to the extent not allocated prior to the Closing to prospective investors in the Financings or to holders of shares of the Company’s Class A common stock who agree not to redeem their shares in connection with any extension of the Company’s deadline to consummate an initial business combination, and (ii) to forgive all amounts outstanding under the loans in the aggregate amount of $6.9 million made by them to the Company in connection with the Company’s initial public offering.

Stockholder Support Agreement

In connection with the execution of the Business Combination Agreement, the Company entered into a support agreement (the “Stockholder Support Agreement”) with certain stockholders of GCT pursuant to which such stockholders have, among other things, agreed to (i) provide their written consent to adopt and approve the Business Combination Agreement and all other documents and transactions contemplated thereby within ten business days as of the date of the Business Combination Agreement and (ii) subject their shares of GCT common stock to certain transfer restrictions.

*     *     *

The foregoing descriptions of the Business Combination Agreement, Registration Rights Agreement, Lock-Up Agreement, PIPE Subscription Agreements, Sponsor Support Agreement, Stockholder Support Agreement, and the transactions contemplated thereunder are not complete and are qualified in their entirety by reference to the respective agreements, copies of which (or the forms of which, in the case of the Registration Rights Agreement, Lock-Up Agreement and PIPE Subscription Agreement) are respectively filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K, and each of which is incorporated herein by reference. The aforementioned agreements and the foregoing descriptions thereof have been included to provide investors and stockholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the parties to the respective agreements. The respective representations, warranties and covenants contained in such agreements were made only as of specified dates for the purposes of each such agreement, were solely for the benefit of the parties to each such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the respective representations, warranties and covenants contained in each such agreement and discussed in the respective foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and, with respect to the Business Combination Agreement, are also qualified in important part by confidential disclosure schedules delivered by the parties to each other in connection with the Business Combination Agreement. Investors and stockholders are not third-party beneficiaries under the Business Combination Agreement or other foregoing agreements except as expressly contemplated therein. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Business Combination Agreement and each such other agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of New CND common stock to be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Important Information About the Transaction and Where to Find It

In connection with the proposed Transactions, the Company intends to file with the SEC a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus of the Company in connection with the Transactions and related matters. After the registration statement on Form S-4 is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This communication does not contain any information that should be considered by the Company’s stockholders concerning the Transactions and is not intended to constitute the basis of any voting or investment decision in respect of the Transactions or the securities of the Company. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Transactions and related matters because the proxy statement/prospectus will contain important information about the Company, GCT and the Transactions.

The definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Transactions and related matters. Stockholders may obtain copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Concord Acquisition Corp III, Attn: Corporate Secretary, 477 Madison Avenue, 22nd Floor, New York, NY 10022.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions, neither is it intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in the Solicitation

The Company, GCT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transactions. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2023. Additional information regarding the participants in the proxy solicitation and the interests of those persons may be obtained by reading the proxy statement/prospectus regarding the Transactions when it becomes available. When available, you may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document (including the exhibits) contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions. All statements other than statements of historical facts contained in this document, including statements regarding GCT’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements include, without limitation, GCT’s or the Company’s expectations concerning the outlook for their or the combined company’s business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed Transactions between GCT and the Company.

Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all; (ii) the risk that the Transactions may not be completed by the Company’s business combination deadline, even if extended; (iii) the failure to satisfy the conditions to the consummation of the Transactions, including stockholder approval of the Transactions; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the transaction on GCT’s business relationships, performance, and business generally; (vi) the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees; (vii) costs related to the Transactions; (viii) the outcome of any legal proceedings that may be instituted against GCT or the Company following the announcement of the proposed Transactions; (ix) the inability to meet and maintain the listing of the Company or the combined company on NYSE; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transactions, including the growth of 5G market; (xi) the risk of economic downturns that affects GCT’s business operation and financial performance; (xii) the risk that GCT may not be able to develop and design its products acceptable to its customers; (xiii) actual or potential conflicts of interest of the Company’s management with its public stockholders; and (xiv) other risks and uncertainties indicated from time to time in the documents filed or to be filed with the SEC by the Company.

GCT and the Company caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. Neither GCT nor the Company undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law. In the event that any forward-looking statement is updated, no inference should be made that GCT or the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed transaction, in the Company’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in the combined company’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of November 2, 2023, by and among Concord Acquisition Corp III, GTC Semiconductor, Inc. and Gibraltar Merger Sub Inc.
10.1	Form of Registration Rights Agreement.
10.2	Form of Lock-Up Agreement.
10.3	Form of PIPE Subscription Agreement.
10.4	Sponsor Support Agreement, dated as of November 2, 2023, by and among Concord Acquisition Corp III, GTC Semiconductor, Inc., Concord Sponsor Group III LLC and CA2 Co-Investment LLC.
10.5	Stockholder Support Agreement, dated as of November 2, 2023, by and among Concord Acquisition Corp III and certain stockholders of GCT Semiconductor, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP IIi

By:	/s/ Jeff Tuder
Name: Jeff Tuder
Title: Chief Executive Officer

Date: November 8, 2023